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                                                                     EXHIBIT 1.1



                                 PAWNMART, INC.

                        1,200,000 SHARES OF COMMON STOCK
          1,200,000 SERIES A REDEEMABLE COMMON STOCK PURCHASE WARRANTS 1,200,000 SERIES B REDEEMABLE COMMON STOCK PURCHASE WARRANTS
       (AND 2,400,000 SHARES OF COMMON STOCK ISSUABLE UNDER THE WARRANTS)


                             UNDERWRITING AGREEMENT



                                                                  Dallas, Texas
                                                          _______________, 1998



First London Securities Corporation
  As Representative of the Several
  Underwriters named in Schedule A
2600 State Street
Dallas, Texas 75204

Gentlemen:

         PawnMart, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby proposes to issue and sell to such Underwriters as named in Schedule A (the "Underwriters") to this Underwriting Agreement (the "Agreement"), for whom First London Securities Corporation ("First London") is acting as the Representative (the "Representative"), pursuant to the terms of this Agreement, on a "firm commitment" basis, 1,200,000 shares of Common Stock (the "Shares") at $5.00 per Share, 1,200,000 Series A Redeemable Common Stock Purchase Warrants at $.125 per warrant (the "Series A Warrants") and 1,200,000 Series B Redeemable Common Stock Purchase Warrants at $.0625 per warrant (the "Series B Warrants" and together with the Series A Warrants, the "Warrants") (each such price the "Initial Public Offering Price"). The Shares and the Warrants are collectively referred to as the "Securities." Each Series A Warrant is exercisable to purchase one share of Common Stock (the "Common Stock") at 120% of the Initial Public Offering Price per Share at any time during the period between _______________, 1998 and _______________, 2003 and each Series B Warrant is exercisable to purchase one share of Common Stock at 120% of the Initial Public Offering Price per Share at any time during the period between _______________, 1998 and ______________, 2004. The date upon which the Securities and Exchange Commission ("Commission") shall declare the registration statement of the Company effective shall be the "Effective Date." The Warrants are subject to redemption under certain circumstances. In addition, the Company proposes to grant to the Underwriters (or, at the option of the Representative, to the Representative, individually) the option referred to in Section 2(b) to purchase all or any part of an aggregate of 180,000 additional
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Shares, 180,000 additional Series A Warrants and/or 180,000 additional Series B
Warrants (the "Option Securities").

         You have advised the Company that you and the other Underwriters desire to purchase, severally, the Securities, and that you have been authorized by the Underwriters to execute this Agreement on their behalf. The Company confirms the agreements made by it with respect to the purchase of the Securities by the several Underwriters on whose behalf you are signing this Agreement, as follows:

         1.      Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with each of the Underwriters as of the Effective Date (as defined above), the date of this Agreement, the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined) that:

         (a) A registration statement (File No. 333-38597) on Form SB-2 relating to the public offering of the Securities, including a preliminary form of the prospectus, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and has been filed with the Commission under the Act. The Company has prepared in the same manner and proposes to file, prior to the Effective Date of such registration statement, an additional amendment or amendments to such registration statement, including a final form of Prospectus, copies of which shall be delivered to you. "Preliminary Prospectus" shall mean each prospectus filed pursuant to the Rules and Regulations under the Act prior to the Effective Date. The registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus," except that (i) if the prospectus first filed by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from said prospectus as then amended, the term "Prospectus" shall mean the prospectus first filed pursuant to Rule 424(b), and (ii) if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Option Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

         (b) At the Effective Date and at all times subsequent thereto up to the Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or any selected dealers: (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the


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Underwriters specifically for use in the preparation thereof.  It is understood that the statements set forth in the Prospectus with respect to stabilization, under the heading "Underwriting" and regarding the identity of counsel to the Underwriters under the heading "Legal Matters" constitute the only information furnished in writing by the Underwriters for inclusion in the Prospectus.

         (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

         (d) The authorized, issued and outstanding securities of the Company as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization;" all of the issued and outstanding securities of the Company has been, or will be when issued as set forth in the Prospectus, duly authorized, validly issued and fully paid and non-assessable; the issuances and sales of all such securities complied in all material respects with applicable federal and state securities laws; the holders thereof have no rights of rescission against the Company with respect thereto, and are not subject to personal liability by reason of being such holders; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Registration Statement, conform to all statements relating thereto contained in the Registration Statement and Prospectus.

         (e) The Shares are duly authorized, and when issued, delivered and paid for pursuant to this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any securities of the Company, except as described in the Registration Statement and Prospectus.

         The Warrants have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will have been duly authorized, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the warrant agreements pursuant to which such Warrants are to be issued (the "Warrant Agreements"), which will be substantially in the form filed as exhibits to the Registration Statement. The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance and when issued in accordance with the terms of the Warrants and Warrant Agreements, will be duly and validly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant exercise periods and the Warrant exercise prices may not be changed or revised by the Company without the prior written consent of First London. The Warrant Agreements have been





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duly authorized and, when executed and delivered pursuant to this Agreement will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms.

         Each of the Common Stock Representative Warrants, the Series A Warrant Representative Warrants, the Series B Warrant Representative Warrants and the Underlying Warrants (each of which is defined in the Representative's Warrant Agreements described in Section 12 herein and all of which shall be collectively referred to as the "Representative's Warrants"), has been duly authorized and, when issued, delivered and paid for pursuant to the Representative's Warrant Agreements, will have been duly authorized, issued and delivered and will constitute valid and legally binding instruments of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Representative's Warrant Agreements. The shares of Common Stock issuable upon exercise of each of the Common Stock Representative Warrants and the Underlying Warrants have been reserved for issuance and when issued in accordance with the terms of the Common Stock Representative Warrants and the Underlying Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof. The exercise period and the exercise price for each of the Common Stock Representative Warrants, the Series A Warrant Representative Warrants, the Series B Warrant Representative Warrants and the Underlying Warrants may not be changed or revised by the Company without the prior written consent of First London.

         (f) This Agreement, the Warrant Agreements and the Representative's Warrant Agreements have been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the other party hereto, constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Company has full power and lawful authority to authorize, issue and sell the Securities to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any third party or any governmental authority is required in connection with such authorization, execution and delivery or with the authorization, issuance and sale of the Securities or the securities to be issued pursuant to the Representative's Warrant Agreements, except such as may be required under the Act or state securities laws, or as otherwise have been obtained.

         (g) Except as described in the Prospectus, the Company is not in material violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any material violation of the provisions of the certificate of incorporation or bylaws as amended of the Company, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company .





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         (h)     Subject to the qualifications stated in the Prospectus, the
Company has good and marketable title to all properties and assets described in the Prospectus as owned by each of them, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone, adverse to rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

         (i) KPMG Peat Marwick LLP, which has examined the financial statements, together with the related schedules and notes, for the Company and any subsidiary of it for the periods therein stated, which have been filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are with respect to the Company independent accountants within the meaning of the Act and the Rules and Regulations.

         (j) The financial statements, together with the related notes and schedules forming a part of the Registration Statement and the Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements, together with the related notes and schedules, and the unaudited financial information of the Company have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement. The Company's internal accounting controls and procedures are sufficient to cause the Company to prepare financial statements which comply in all material respects with generally accepted accounting principles applied on a basis which is consistent during the periods involved. During the preceding five year period, nothing has been brought to the attention of the Company's management that would result in any reportable condition relating to the Company's internal accounting procedures, weaknesses or controls.

         (k) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus and to and including the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than in the ordinary course of business and/or as contemplated in the Registration Statement and the Prospectus; (ii) the Company has not and will not have paid or declared any dividends or have





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made any other distribution on its capital stock; (iii) there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company; (iv) the Company has not issued any options, warrants or other rights to purchase the capital stock of the Company; and (v) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever.

         (l) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company, or any of the officers or directors of the Company, or any material action, suit, proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company.

         (m) Except as disclosed in the Prospectus, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements.

         (n) Except as set forth in the Prospectus, the Company has material licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Prospectus and is in all material respects in compliance therewith and owns or possesses adequate right to use all material patents, patent applications, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict, with the asserted rights of others in respect thereof. To the best of the Company's knowledge, none of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

         (o) The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

         (p) On the Closing Dates (herein defined) all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction), if any, that are required to be paid in connection with the sale and transfer of the Securities to the several Underwriters will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

         (q) All contracts and other documents which are required to be described in or filed as exhibits to the Registration Statement have been so described and/or filed.





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         (r)     Except as described in the Registration Statement and
Prospectus, no holders of Common Stock or of any other securities of the Company have the right to include such Common Stock or other securities in the Registration Statement and Prospectus.

         (s) Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company has no any material contingent liabilities.

         (t) The Company has no equity interest in any corporation, limited liability company, partnership, joint venture, trust or other entity and has not entered into any binding agreements to obtain any such equity interest.

         (u) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus with respect to the offer and sale of the Securities and each Preliminary Prospectus, as of its date, has conformed fully in all material respects with the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         (v) The Company, nor, to the Company's knowledge, any of its officers, directors, employees or Stockholders, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any of the securities of the Company.

         (w) Item 26 of Part II of the Registration Statement accurately discloses all unregistered securities sold by the Company within the three year period prior to the date as of which information is presented in the Registration Statement. All of such securities were sold in transactions which were exempt from the registration provisions of the Act and not in violation of
Section 5 thereof.

         (x) Other than as set forth in the Prospectus, the Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, which shall include, but not be limited to, all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

         (y) Based upon written representations received by the Company, no officer, director or 5% or greater stockholder of the Company has any direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. ("NASD"), except as disclosed to the Representative in writing, and no beneficial owner of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member except as disclosed to the Representative in writing. The Company will advise the Representative and the NASD if any 5% or greater stockholder of the Company is or becomes an affiliate or associated person of an NASD member participating in the distribution.

         (z) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms





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and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against or involving the Company, any predecessor entity. No question concerning representation exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company.

         (aa) The Company does not maintain, sponsor or contribute to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan" an "employee benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(3) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company has not maintained or contributed to a "defined benefit plan," as defined in Section 3(35) of ERISA.

         (bb) Based upon written representations received from the officers and directors of the Company, except as disclosed in the Prospectus, during the past five years, none of the officers or directors of the Company have been:

                 (i) The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any of them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                 (ii) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                 (iii) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

                          (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                          (B)     engaging in any type of business practice; or





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                          (C)     engaging in any activity in connection with
                 the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

                 (iv) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than 60 days either of their right to engage in any activity described in paragraph (3)(i) above, or be associated with persons engaged in any such activity;

                 (v) Found by any court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                 (vi) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         (cc) Based upon written representations received from the officers and directors of the Company, each of the officers and directors of the Company has reviewed the sections in the Prospectus relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate.

2.       Purchase, Delivery and Sale of the Securities.

         (a) Subject to the terms and conditions of this Agreement and upon the basis of the representations, warranties and agreements herein contained, the Company hereby agrees to issue and sell to the Underwriters an aggregate of 1,200,000 Shares at $4.50 per Share, 1,200,000 Series A Warrants at $.1125 per warrant and 1,200,000 Series B Warrants at $.0562 per warrant, (the Initial Public Offering Price less 10%), at the place and time hereinafter specified, in accordance with the number of Shares and/or Warrants set forth opposite the names of the Underwriters in Schedule A attached hereto plus any additional Securities which such Underwriters may become obligated to purchase pursuant to the provisions of Section 9 hereof. The Securities shall consist of 1,200,000 Shares, 1,200,000 Series A Warrants and 1,200,000 Series B Warrants to be purchased from the Company, and the price at which the Underwriters shall sell the Securities to the public shall be $5.00 per Share, $.125 per Series A Warrant and $.0625 per Series B Warrant.

         Delivery of the Securities against payment therefor shall take place at the offices of First London Securities Corporation, 2600 State Street, Dallas, Texas 75204 (or at such other place as may be designated by the Representative) at 10:00 a.m., Eastern Time, on such date after the Effective Date as the Representative shall designate, but not later than ten business days (holidays excepted) following the first date that any of the Securities are released to you, such time and date of payment and delivery for the Securities being herein called the "Closing Date."





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

         (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company hereby grants the "Option" to the Underwriters (or, at the option of the Representative, to the Representative, individually) to purchase all or any part of an aggregate of an additional 180,000 Shares, 180,000 Series A Warrants and/or 180,000 Series B Warrants at the same price per Share and Warrant as the Underwriters shall pay for the Securities being sold pursuant to the provisions of subsection (a) of this Section 2 (such additional Securities being referred to herein as the "Option Securities"). This Option may be exercised within 45 days after the Effective Date upon notice by the Underwriters (or the Representative, individually) to the Company advising as to the amount of Option Securities as to which the Option is being exercised, the names and denominations in which the certificates for such Option Securities are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Underwriters (or the Representative, individually) but shall not be later than ten full business days after the exercise of the Option, nor in any event prior to the Closing Date, and such time and date is referred to herein as the "Option Closing Date." Delivery of the Option Securities against payment therefor shall take place at the offices of First London Securities Corporation. The Option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriters of the Securities referred to in subsection (a) above. In the event the Company declares or pays a dividend or distribution on its Common Stock, whether in the form of cash, shares of Common Stock or any other consideration, prior to the Option Closing Date, such dividend or distribution shall also be paid on the Option Securities on the Option Closing Date.

         (c) The Company will make the certificates for the Securities to be sold hereunder available to you for inspection at least two full business days prior to the Closing Date and the Option Closing Date, respectively, at the offices of First London, and such certificates shall be registered in such names and denominations as you may request. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Company to each Underwriter.

         Definitive certificates in negotiable form for the Securities to be purchased by the Underwriters hereunder will be delivered by the Company to you for the accounts of the several Underwriters against payment of the respective purchase prices by the several Underwriters, by certified or bank cashier's checks in New York Clearing House funds, payable to the order of the Company or by wire transfer in New York Clearing House funds.

         In addition, in the event the Underwriters (or the Representative, individually) exercise the Option to purchase from the Company all or any portion of the Option Securities pursuant to the provisions of subsection (b) above, payment for such Securities shall be made payable in New York Clearing House funds at the offices of First London Securities Corporation, or by wire transfer, at the time and date of delivery of such Securities as required by the provisions of subsection (b) above, against receipt of the certificates for such Securities by the Representative for the respective accounts of the several Underwriters registered in such names and in such denominations as the Representative may request.

         It is understood that the Representative, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make any and all payments required pursuant to this Section 2 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Securities to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder. It is also understood that the Representative individually, rather than all of the Underwriters, may (but shall not be obligated to) purchase the Option Securities referred to in subsection (b) of this Section 2, but only to cover over-allotments.

         It is understood that the several Underwriters propose to offer the Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement is declared effective by the Commission.

         3. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

         (a) The Company, upon notification from the Commission that the Registration Statement has become effective, will so advise you and will not at any time, whether before or after the Effective Date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously been advised and furnished with a copy or to which you or your counsel shall have objected in writing, acting reasonably, or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (i) the completion by the Underwriters of the distribution of the Securities as contemplated hereby; or (ii) 25 days after the date on which the Registration Statement shall have become or been declared effective, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which may be necessary or advisable in connection with the distribution of the Securities and as mutually agreed to by the Company and the Representative.

         After the Effective Date and as soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

         The Company has caused to be delivered to you copies of each Preliminary Prospectus and Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriters and the selected dealers to use the Prospectus in connection with the sale of the Securities for such period as in the opinion of counsel to the Underwriters the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by the Underwriters or the selected dealers, of any event of which the Company has knowledge and which materially affects the Company or the Securities, or which in the opinion of counsel for the Company or counsel for the Underwriters, should be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Securities, or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Act and the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriters.

         The Company will comply with the Act, the Rules and Regulations thereunder, the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

         (b) The Company will qualify to register the Securities for sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriters may reasonably request.

         (c) If the sale of the Securities provided for herein is not consummated, the Company shall pay all costs and expenses incident to the performance of the Company's obligations hereunder, including, but not limited to, all such expenses itemized in Section 8 hereof, and the out-of-pocket expenses up to $35,000 of the Representative and expenses up to $35,000 of the counsel to the Representative, if the offering for any reason is terminated. For the purposes of this sub-paragraph, the Representative shall be deemed to have assumed such expenses when they are billed or incurred, regardless of whether such expenses have been paid. The Representative shall not be responsible for any expenses of the Company or others, or for any charges or claims relative to the proposed public offering whether or not consummated.

         (d) The Company will deliver to you at or before the Closing Date two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of each amendment or supplement thereto. The Company will deliver to or upon the order of the several Underwriters, from time to time until the Effective Date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date of the Registration Statement as the Underwriters may reasonably request. The Company will deliver to the Underwriters on the Effective Date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented as the several Underwriters may from time to time reasonably request.

         (e)     For so long as the Company is a reporting company under either
Section 12 or 15 of the 1934 Act, the Company, at its expense, will furnish to the Representative during the period ending five years from the Effective Date,
(i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all non-confidential documents, including annual reports, periodic reports and financial statements, furnished to or filed with the Commission under the Act and the 1934 Act; (iv) copies of each press release, news item and article with respect to the Company's affairs released by the Company; and (v) such other information as you may from time to time reasonably request.

         (f) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its Stockholders generally.

         (g) The Company will make generally available to its Stockholders and to the registered holders of its Warrants and deliver to you as soon as it is practicable, but in no event later than the first day of the sixteenth full calendar month following the Effective Date, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning with the Effective Date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

         (h) On the Closing Date, the Company shall have taken the necessary action to become a reporting company under Section 12 of the 1934 Act, and the Company will make all filings required to, and will have obtained approval for, the listing of the Shares and Warrants on The Nasdaq SmallCap Market, the Boston Stock Exchange or a listing on a national market, and will use its best efforts to maintain such listing for at least five years from the date of this Agreement.

         (i) For such period as the Securities are registered under the 1934 Act, the Company will hold an annual meeting of Stockholders for the election of directors within 180 days after the end of each of the Company's fiscal years and, within 150 days after the end of each of the Company's fiscal years will provide the Company's Stockholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the 1934 Act and shall be included in an annual report pursuant to the requirements of such Rule.

         (j) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with its statement under the caption "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required by Sections 12, 13 and/or 15 of the 1934 Act and pursuant to Rule 463 under the Act.

         (k) The Company will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of counsel to the Underwriters and the Company may be reasonably necessary or advisable in connection with the distribution of the Securities and will use its best efforts to cause the same to become effective as promptly as possible.

         (l) On the Closing Date the Company shall execute and deliver to you the Representative's Warrant Agreements. The Representative's Warrant Agreements and Warrant Certificates will be substantially in the form of the Representative's Warrant Agreements and Warrant Certificates filed as an exhibit to the Registration Statement.

         (m) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued securities which are issuable upon exercise of the warrants issuable pursuant to the Representative's Warrant Agreements outstanding from time to time.

         (n) Each beneficial owner of the Company's securities (including Warrants, Options and Common Stock of the Company), as of the Effective Date, shall agree in writing, in a form satisfactory to the Representative and Nasdaq, not to sell, transfer or otherwise dispose of any of such securities or underlying securities (except in a transaction other than on the open market with a transferee who agrees to be bound by this provision) during the period of time, commencing on the Effective Date, stated for each such beneficial owner on Schedule B (the "lock-up period"), or any longer period required by any state or required by Nasdaq as a condition to listing on The Nasdaq SmallCap Market, without the prior written consent of First London and Nasdaq. Without the prior written consent of Nasdaq, the Company shall not, directly or indirectly, release any individual from his lock-up agreement or effect the transfer on its books of any shares sold in contravention of a lock-up agreement. Any of such securities that are originally registered in a name of a original beneficial owner and are subsequently registered under a different name will be subject to such original beneficial owner's lock-up period. Sales of the Company's securities by officers and/or directors of the Company prior to the expiration of their respective lock-up periods shall be effected through the Representative.

         (o) The Company shall pay to the Representative upon the exercise or redemption of the Warrants a fee equal to 5% of the gross proceeds received by the Company from the exercise of the Warrants and 5% of the aggregate redemption price for the Warrants redeemed. Such fee will be paid to the Representative or their designees no sooner than 12 months after the Effective Date. Additionally, the Representative or its designees must be designated in writing by the Warrant holder as having solicited the Warrant in order to receive the fee and such fee shall not be paid with respect to Warrants held in a discretionary account without the prior written approval of such exercise by the discretionary account holder.

         (p) Prior to the Closing Date, the Company shall at its own expense, undertake to list the Securities in the appropriate recognized securities manual or manuals published by Standard & Poor's Corporation and such other manuals as the Representative may designate, such listings to contain the information required by such manuals and the Uniform Securities Act. The Company hereby agrees to use its best efforts to maintain such listing for a period of not less than five years unless the Securities otherwise qualify for a secondary market trading exemption. The Company shall take such action as may be reasonably requested by the Representative to obtain a secondary market trading exemption in such states as may be reasonably requested by the Representative.

         (q) During the one year period commencing on the Effective Date, the Company will not, without the prior written consent of First London, offer, sell, contract to sell, grant options or warrants to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock except for securities issued in connection with an acquisition or merger by the Company or upon the issuance of Common Stock upon the exercise of the Warrants.

         (r) Prior to the Closing Date, the Company will not issue, directly or indirectly, without the prior consent of First London, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Securities other than routine customary advertising of the Company's products and services, and except as required by any applicable law or the directives of any relevant regulatory authority in any relevant jurisdiction.

         (s) The Company shall employ the services of a firm of independent certified public accountants in connection with the preparation of the financial statements to be included in any registration statement or similar disclosure document to be filed by the Company hereunder, or any amendment or supplement thereto. For a period of five years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's quarterly report and the filing of quarterly financial information to Stockholders.

         (t) The Company shall retain Continental Stock Transfer & Trust Company as the transfer agent for the securities of the Company, or such other transfer agent as First London may agree to in writing. In addition, the Company shall direct such transfer agent to furnish the Representative with daily transfer sheets as to each of the Company's securities as prepared by the Company's transfer agent and copies of lists of Stockholders and warrantholders as reasonably requested by the Representative, for a five year period commencing from the Closing Date.

         (u) The Company shall cause the Depository Trust Company, or such other depository of the Company's securities, to deliver a "special security position report" to the Representative on a daily and weekly basis at the expense of the Company, for a five year period from the Effective Date.

         (v) Following the Effective Date, the Company shall, at its sole cost and expense, prepare and file such Blue Sky applications with such jurisdictions as the Representative shall designate and the Company may reasonably agree.

         (w) On the Effective Date and for a period of three years thereafter, the Company's Board of Directors shall consist of a minimum of five persons, two of whom shall be independent and not otherwise affiliated with the Company or associated with any of the Company's affiliates.

         (x) For such period as any Warrants are outstanding, the Company shall use its best efforts to cause post- effective amendments to the Registration Statement or a new Registration Statement to become effective in compliance with the Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to each of the Underwriters and each dealer as many copies of each such Prospectus as such Underwriter or such dealer may reasonably request. Such post-effective amendments or new Registration Statements shall also register the Representative's Warrant and all the securities underlying the Representative's Warrant. The Company shall not call for redemption of any of the Warrants unless a Registration Statement covering the securities underlying the Warrants or Representative's Warrant has been declared effective by the Commission and remains current at least until the date fixed for redemption.
In addition, the Warrants or Representative's Warrant shall not be redeemable during the first year after the Effective Date without the written consent of First London.

         (y) Until such time as the securities of the Company are listed or quoted on either the New York Stock Exchange, Nasdaq National Market or the American Stock Exchange, the Company shall engage the Company's legal counsel to deliver to the Representative a written opinion detailing those states in which the Shares and Warrants of the Company may be traded in non-issuer transactions under the Blue Sky laws of the fifty states ("Secondary Market Trading Opinion"). The initial Secondary Market Trading opinion shall be delivered to the Representative on the Effective Date, and the Company shall continue to update such opinion and deliver same to the Representative on a timely basis, but in any event at the beginning of each fiscal year, for a five year period, if requested.

         4. Conditions of Underwriters, Obligations. The obligations of the several Underwriters to purchase and pay for the Securities which they have agreed to purchase hereunder from the Company are subject, as of the date hereof and as of the Closing Date and the Option Closing Date, as the case may be, to the continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following conditions:

         (a)     (i)      The Registration Statement shall have become
effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) at or prior to the Closing Date or Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or pending, or shall be threatened, or to the knowledge of the Company, contemplated by the Commission; (iii) no stop order suspending the effectiveness of the qualification or registration of the Securities under the securities or "blue sky" laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall be threatened or to the knowledge of the Company contemplated by the authorities of any such jurisdiction or shall have been issued and in effect; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission and any such authorities, and to the satisfaction of counsel to the Underwriters; and (v) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto.

         (b) At the Closing Date, since the respective dates as of which information is presented in the Registration Statement and the Prospectus, (i) there shall not have been any material change in the capital stock or other securities of the Company or any material adverse change in the long-term debt of the Company except as set forth in or contemplated by the Registration Statement, (ii) there shall not have been any material adverse change in the general affairs, business, properties, condition (financial or otherwise), management, or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement or Prospectus;
(iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and Prospectus; and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading.

         (c) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company, or any of the officers or directors of the Company, or any material action, suit, proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company.

         (d) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and Option Closing Date shall have been duly performed, fulfilled or complied with.

         (e) At each Closing Date, you shall have received the opinion, together with copies of such opinion for each of the other several Underwriters, dated as of each Closing Date, from Jordaan & Pennington, P. L.
L. C., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                 (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company as a whole;

                 (ii) the authorized capitalization of the Company is as set forth under "Capitalization" in the Prospectus; all shares of the Company's outstanding stock and other securities requiring authorization for issuance by the Company's Board of Directors have been duly authorized, validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the outstanding shares of Common Stock of the Company and other securities have not been issued in violation of the preemptive rights of any stockholder and the stockholders of the Company do not have any preemptive rights or, to such counsel's knowledge, other rights to subscribe for or to purchase securities of the Company, nor, to such counsel's knowledge, are there any restrictions upon the voting or transfer of any of the securities of the Company, except as disclosed in the Prospectus; the Common Stock, the Shares, the Warrants, and the securities contained in the Representative's Warrant Agreements conform to the respective descriptions thereof contained in the Prospectus; the Common Stock, the Shares, the Warrants, the Representative's Warrants, the shares of Common Stock to be issued upon exercise of the Warrants, the Common Stock Representative Warrants and the Underlying Warrants, have been duly authorized and, when issued, delivered and paid for, will be duly authorized, validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; all prior sales by the Company of the Company's securities have been made in compliance with or under an exemption from registration under the Act and applicable state securities laws and no stockholders of the Company have any rescission rights against the Company with respect to the Company's securities; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants, the Common Stock Representative Warrants and the Underlying Warrants, and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied or described in the Registration Statement;

                 (iii) this Agreement, the Representative's Warrant Agreements and the Warrant Agreements have been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the Representative, are the valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which effect creditors, rights generally; and (b) no opinion is expressed as to the enforceability of the indemnity provisions or the contribution provisions contained in this Agreement;

                 (iv) the certificates evidencing the outstanding securities of the Company, the Shares, the Common Stock, the Warrants and the Representative's Warrants are in valid and proper legal form;

                 (v) to the best of such counsel's knowledge, except as set forth in the Prospectus, there is not pending or threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of the officers or directors of the Company, nor any material action, suit, proceeding, inquiry, arbitration, or investigation, which might materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or properties of the Company;

                 (vi) the execution and delivery of this Agreement, the Representative's Warrant Agreements, and the Warrant Agreements, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, will not result in a violation of, or constitute a default under (a) the Certificate of Incorporation or Bylaws of the Company; (b) to the best of such counsel's knowledge, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound; or (c) to the best of such counsel's knowledge, any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign;

                 (vii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

                 (viii) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, or the issuance of the Representative's Warrants or the securities underlying the Representative's Warrants, other than registrations or qualifications of the securities under applicable state or foreign securities or Blue Sky laws and registration under the Act; and

         Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Representative or counsel for the Representative shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact; and may rely as to all matters of law, upon opinions of counsel satisfactory to you and counsel to the Underwriters. The opinion of such counsel to the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Representative and they are justified in relying thereon.

         Such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to lead such counsel to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make statements therein, in light of the circumstances under which they are made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

         (f) You and the several Underwriters shall have received on each Closing Date a certificate dated as of each Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company and such other officers of the Company as the Underwriters may request, certifying that:

                 (i) No order suspending the effectiveness of the Registration Statement or stop order regarding the sale of the Securities is in effect and no proceedings for such purpose are pending or are, to their knowledge, threatened by the Commission;

                 (ii) To their knowledge there is no litigation instituted or threatened against the Company, or any officer or director of the Company of a character required to be disclosed in the Registration Statement which is not disclosed therein; to their knowledge there are no contracts which are required to be summarized in the Prospectus which are not so summarized; and to their knowledge there are no material contracts required to be filed as exhibits to the Registration Statement which are not so filed;

                 (iii) They have each carefully examined the Registration Statement and the Prospectus and, to the best of their knowledge, neither the Registration Statement nor the Prospectus nor any amendment or supplement to either of the foregoing contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they are made, not misleading; and since the Effective Date, to the best of their knowledge, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

                 (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Registration Statement and the Prospectus and except as so reflected or contemplated since such date, there has not been any material transaction entered into by the Company;

                 (v) The representations and warranties set forth in this Agreement are true and correct in all material respects and the Company has complied with all of its agreements herein contained;

                 (vi) The Company is not delinquent in the filing of any federal, state and municipal tax return or the payment of any federal, state or municipal taxes; they know of no proposed re-determination or reassessment of taxes, adverse to the Company, and the Company has paid or provided by adequate reserves for all known tax liabilities except such delinquency that will not have a material adverse affect on the Company;

                 (vii) They know of no material obligation or liability of the Company, contingent or otherwise, not disclosed in the Registration Statement and Prospectus;

                 (viii) This Agreement, the Representative's Warrant Agreements and the Warrant Agreements, the consummation of the transactions herein or therein contemplated, and the fulfillment of the terms hereof or thereof, will not result in a breach by the Company of any terms of, or constitute a default under, its Certificate of Incorporation or Bylaws, any indenture, mortgage, lease, deed of trust, bank loan or credit agreement or any other material agreement or undertaking of the Company including, by way of specification but not by way of limitation, any agreement or instrument to which the Company is now a party or pursuant to which the Company has acquired any right and/or obligations by succession or otherwise;

                 (ix) The financial statements, together with the related notes and schedules forming a part of the Registration Statement and the Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements, together with the related notes and schedules, and the unaudited financial consolidated financial information of the Company have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. Since the respective dates of such financial statements, there have been no material adverse change in the condition or general affairs of the Company, financial or otherwise, other than as referred to in the Prospectus;

                 (x) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be indicated therein, the Company has not, prior to the Closing Date, either (i) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money, or (ii) entered into any material transaction other than in the ordinary course of business. The Company has not declared, paid or made any dividend or distribution of any kind on its capital stock;

                 (xi) Based upon written representation from the officers and directors of the Company they have reviewed the sections in the Prospectus relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate; and

                 (xii) Based upon written representation from the officers and directors of the Company except as disclosed in the Prospectus, during the past five years, the officers and directors of the Company have not been:

                          (A) Subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any of them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                          (B) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                          (C) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining either of them from, or otherwise limiting, any of the following activities:

                                  (1)      acting as a futures commission
                          merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                                  (2)      engaging in any type of business
                          practice; or

                                  (3)      engaging in any activity in
                          connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

                          (D) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than 60 days any of their right to engage in any activity described in paragraph (3) (i) above, or be associated with persons engaged in any such activity;

                          (E) Found by any court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                          (F) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         (g) The Underwriters shall have received from KPMG Peat Marwick LLP, independent auditors to the Company, certificates or letters, one dated and delivered on the date hereof and one dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriters, stating, that:

                 (i) They are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                 (ii) The financial statements and the schedules included in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable accounting requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to Registration Statements on Form SB-2;

                 (iii) On the basis of inquiries and procedures conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of the Company (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters, review of minutes of all meetings of the stockholders and the Board of Directors of the Company and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

                          (A) During the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of such letters, there has been any change in the Common Stock, long-term debt or other securities of the Company (except as specifically contemplated in the Registration Statement and Prospectus) or any material decreases in net current assets, net assets, stockholder's equity, working capital or in any other item appearing in the Company's financial statements as to which the Underwriters may request advice, in each case as compared with amounts shown in the balance sheet as of the date of the financial statement in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or will occur;

                          (B) During the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to such specified date there was any material decrease in revenues or in the total or per share amounts of income or loss before extraordinary items or net income or loss, or any other material change in such other items appearing in the Company's financial statements as to which the Underwriters may request advice, in each case as compared with the corresponding period in the preceding year, except in each case for increases, changes or decreases which the Prospectus discloses have occurred or will occur;

                 (iv) They have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement.

         Such letters shall also set forth such other information as may be requested by counsel for the Underwriters. Any changes, increases or decreases in the items set forth in such letters which, in the judgment of the several Underwriters, are materially adverse with respect to the financial position or results of operations of the Company shall be deemed to constitute a failure of the Company to comply with the conditions of the obligations to the several Underwriters hereunder.

         (h) Upon exercise of the Option provided for in Section 2(b) hereof, the obligation of the several Underwriters (or, at its option, the Representative, individually) to purchase and pay for the Option Securities referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions:

                 (i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Company, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters.

                 (ii) At the Option Closing Date, there shall have been delivered to you the signed opinion from Jordaan & Pennington, P.L.L.C., counsel for the Company, dated as of the Option Closing Date, in form and substance satisfactory to counsel to the Underwriters, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the Closing Date pursuant to Section 4 (e) hereof, except that such opinion, where appropriate, shall cover the Option Securities.

                 (iii) At the Option Closing Date, there shall have been delivered to you a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Option Closing Date, in form and substance satisfactory to counsel to the Underwriters, substantially the same in scope and substance as the certificate furnished to you at the Closing Date pursuant to Section 4(f) hereof.

                 (iv) At the Option Closing Date, there shall have been delivered to you a letter in form and substance satisfactory to you from KPMG Peat Marwick LLP., independent auditors to the Company, dated the Option Closing Date and addressed to the several Underwriters confirming the information in their letter referred to in
         Section 4(g) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

                 (v) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Securities shall be satisfactory in form and substance to the Underwriters, and the Underwriters and counsel to the Underwriters shall have been furnished with all such documents, certificates, and opinions as you may request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained herein.

         (i) No action shall have been taken by the Commission or the NASD, the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Securities and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the several Underwriters or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD. The Company shall advise the Representative of any NASD affiliations of any of its officers, directors, or Stockholders or their affiliates in accordance with paragraph 1(y) of this Agreement.

         (j) At the date of this Agreement, you shall have received from counsel to the Company, dated as of the date hereof, in form and substance satisfactory to counsel for the Underwriter, a written Secondary Market Trading Opinion detailing those states in which the Shares and Warrants may be traded in non-issuer transactions under the Blue Sky laws of the 50 states after the Effective Date, in accordance with Section 3(y) of this Agreement.

         (k) The authorization and issuance of the Securities and delivery thereof, the Registration Statement, the Prospectus, and all corporate proceedings incident thereto shall be satisfactory in all respects to counsel for the several Underwriters, and such counsel shall be furnished with such documents, certificates and opinions as they may reasonably request to enable them to pass upon the matters referred to in this subparagraph.

         (l) Prior to the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Representative, as described in the Registration Statement.

         (m) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the several Underwriters under this Agreement may be canceled at, or at any time prior to, the Closing Date and/or the Option Closing Date by the Representative and/or the Underwriters notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the several Underwriters to the Company.

         5. Conditions of the Obligations of the Company. The obligation of the Company to sell and deliver the Securities is subject to the following conditions:

                 (i) The Registration Statement shall have become effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement, or on such later time or date as the Company and the Representative may agree in writing; and

                 (ii) At the Closing Date and the Option Closing Date, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefore initiated or threatened by the Commission.

         If the conditions to the obligations of the Company provided for in this Section have been fulfilled on the Closing Date but are not fulfilled after the Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Securities on exercise of the Option provided for in Section 2(b) hereof shall be affected.

         6. Indemnification. (a) The Company indemnifies and holds harmless each Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto,
(ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. Notwithstanding the foregoing, the Company shall have no liability under this Section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is delivered within the time required by the Act to the person or persons alleging the liability upon which indemnification is being sought. This indemnity will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter, severally, but not jointly, indemnifies and holds harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use in the preparation thereof. Notwithstanding the foregoing, the Underwriters shall have no liability under this Section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is not delivered to the person or persons alleging the liability upon which indemnification is being sought through no fault of the Underwriter. This indemnity will be in addition to any liability which the Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is an Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and in the reasonable judgment of the Representative, it is advisable for the Representative or such Underwriters or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

         7. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) each Underwriter makes claim for indemnification pursuant to Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any Underwriter, then the Company and each person who controls the Company, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys, fees) in either such case (after contribution from others) in such proportions that all such Underwriters are responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per Share appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion, provided, however, that (a) if such allocation is not permitted by applicable law then the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company, or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if the respective obligations of the Company and the Underwriters to contribute pursuant to this Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages (even if the Underwriters and their controlling persons in the aggregate were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section; and
(b) that the contribution of each contributing Underwriter shall not be in excess of its proportionate share (based on the ratio of the number of Securities purchased by such Underwriter to the number of Securities purchased by all contributing Underwriters) of the portion of such losses, claims, damages or liabilities for which the Underwriters are responsible. No person ultimately determined to be guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not ultimately determined to be guilty of such fraudulent misrepresentation. As used in this paragraph, the term "Underwriter" includes any officer, director, or other person who controls the Underwriter within the meaning of Section 15 of the Act, and the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this Section is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the full extent permitted by law. This foregoing agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

         8. Costs and Expenses. (a) Whether or not this Agreement becomes effective or the sale of the Securities to the Underwriters is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of the counsel to the Company or of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented; the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Securities contemplated hereby; all state filing fees, expenses and disbursements and legal fees of counsel to the Company who shall serve as Blue Sky counsel to the Company in connection with the filing of applications to register the Securities under the state securities or blue sky laws; the cost of printing and furnishing to the several Underwriters copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, the Selected Dealers Agreement, the Agreement Among Underwriters, Underwriters Questionnaire, Underwriters Power of Attorney and the Blue Sky Memorandum; the cost of printing the certificates evidencing the securities comprising the Securities; the cost of preparing and delivering to the Underwriters and its counsel of their bound volumes containing copies of all documents and appropriate correspondence filed with or received from the Commission and the NASD and all closing documents; and the fees and disbursements of the transfer agent for the Company's securities. The Company shall pay any and all taxes (including any original issue, transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriters hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus. The Company shall also engage the Company's counsel to provide the Representative with a written Secondary Market Trading Opinion in accordance with paragraphs 3(y) and 4(j) of this Agreement.

         (b) In addition to the foregoing expenses, the Company shall at the Closing Date pay to the Representative a non-accountable expense allowance equal to 3% of the gross proceeds received from the sale of the Securities, of which an advance of $__________ has been paid to date. In the event the over-allotment option is exercised, the Company shall pay to the Representative at the Option Closing Date an additional amount equal to 3% of the gross proceeds received upon exercise of the over-allotment option.

         (c) Other than as disclosed in the Registration Statement, no person is entitled either directly or indirectly to compensation from the Company, from the Representative or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Representative and the other Underwriters against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys, fees, to which the Representative or such other Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

         9. Substitution of Underwriters. If any of the Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase the Securities hereunder, or shall fail to take up and pay for the number of Securities set forth opposite their respective names in Schedule A hereto upon tender of such Securities in accordance with the terms hereof, then:

         (a) If the aggregate number of Securities which such Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase.

         (b) If any Underwriter or Underwriters so default and the agreed number of Securities with respect to which such default or defaults occurs is more than 10% of the total number of Securities, the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon among them) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the time for delivery of the Securities shall be extended to the next business day to allow the several Underwriters the privilege of substituting within twenty-four hours (including non-business hours) another Underwriter or Underwriters satisfactory to the Company. If no such Underwriter or Underwriters shall have been substituted as aforesaid, within such twenty-four period, the time of delivery of the Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four hours (including non-business hours) another Underwriter or Underwriters to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the Securities of the defaulting Underwriter or Underwriters as provided in this Section, (i) the Company or the Representative shall have the right to postpone the time of delivery for a period of not more than seven business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary; and (ii) the respective numbers of Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken at the basis of the underwriting obligation for all purposes of this Agreement.

         If in the event of a default by one or more Underwriters and the remaining Underwriters shall not take up and pay for all the Securities agreed to be purchased by the defaulting Underwriters or substitute another Underwriter or Underwriters as aforesaid, and the Company shall not find or shall not elect to seek another Underwriter or Underwriters for such Securities as aforesaid, then this Agreement shall terminate.

         If, following exercise of the Option provided in Section 2(b) hereof, any Underwriter or Underwriters shall for any reason not permitted hereunder cancel their obligations to purchase Option Securities at the Option Closing Date, or shall fail to take up and pay for the number of Option Securities, which they become obligated to purchase at the Option Closing Date upon tender of such Option Securities in accordance with the terms hereof, then the remaining Underwriters or substituted Underwriters may take up and pay for the Option Securities of the defaulting Underwriters in the manner provided in
Section 9(b) hereof. If the remaining Underwriters or substituted Underwriters shall not take up and pay for all Option Securities, the Underwriters shall be entitled to purchase the number of Option Securities for which there is no default or, at their election, the option shall terminate, the exercise thereof shall be of no effect.

         As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. In the event of termination, there shall be no liability on the part of any non-defaulting Underwriter to the Company, provided that the provisions of this Section 9 shall not in any event affect the liability of any defaulting Underwriter to the Company arising out of such default.

         10. Effective Date. The Agreement shall become effective upon its execution except that you may, at your option, delay its effectiveness until 11:00 a.m., Eastern time, on the first full business day following the Effective Date of the Registration Statement, or at such earlier time after the Effective Date of the Registration Statement as you in your discretion shall first commence the public offering by the Underwriters of any of the Securities. The time of the public offering shall mean the time after the effectiveness of the Registration Statement when the Securities are first generally offered by you to the other Underwriters and the selected dealers. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 13, 14, 15, 16, 17 and 18 shall remain in effect notwithstanding such termination.

         11. Termination. (a) This Agreement, except for Sections 3(c), 6, 7, 8, 13, 14, 15, 16, 17, and 18 hereof, may be terminated at any time prior to the Closing Date, and the Option referred to in Section 2(b) hereof, if exercised, may be canceled at any time prior to the Option Closing Date, by you if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Securities agreed to be purchased hereunder by reason of: (i) the Company having sustained a material adverse loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited;
(iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium having been declared by federal or New York or Texas state authorities; (v) an outbreak of major international hostilities or other national or international calamity having occurred which is reasonably believed likely by the Representative to have a material adverse impact on the business, financial condition or financial statements of the Company or the market for the securities offered hereby; (vi) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive; (vii) any material adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement; (viii) a pending or threatened legal or governmental proceeding or action relating generally to the Company's business, or a notification having been received by the Company of the threat of any such proceeding or action, which could, in the reasonable judgment of the Representative, materially adversely affect the Company; (ix) except as contemplated by the Prospectus, the Company is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs; or (x) the Company shall not have complied in all material respects with any term, condition or provisions on its part to be performed, complied with or fulfilled (including but not limited to those set forth in this Agreement) within the respective times therein provided.

         (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be promptly notified by you, by telephone, telegram or facsimile, confirmed by letter.

         12. Representative's Warrant Agreements. At the Closing Date, the Company will issue to the Representative and/or persons related to the Representative, for an aggregate purchase price of $100, and upon the terms and conditions set forth in the form of Representative's Warrant Agreements annexed as an exhibit to the Registration Statement, Representative's Warrants to purchase up to an aggregate of 120,000 Shares, 120,000 Series A Warrants and 120,000 Series B Warrants, in such denominations as the Representative shall designate. In the event of conflict in the terms of this Agreement and the Representative's Warrant Agreements, the language of the form of Representative's Warrant Agreements shall control.

         13. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and its principal officers, where appropriate, and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the Securities and the termination of this Agreement.

         14. Notice. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered or telegraphed and confirmed:

If to the Underwriters:           First London Securities Corporation
                                  2600 State Street
                                  Dallas, Texas 75204
                                  Attention:  Douglas R. Nichols

Copy to:                          Richard F. Dahlson
                                  Jackson Walker L.L.P.

                                  901 Main Street, Suite 6000
                                  Dallas, Texas 75202-3797

If to the Company:                PawnMart, Inc.
                                  301 Commerce Street, Suite 3600
                                  Fort Worth, Texas 76102

Copy to:                          Jakes Jordaan
                                  Jordaan & Pennington
                                  300 Crescent Court, Suite 1670
                                  Dallas, Texas 75201

         15. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and, to the extent expressed, any person controlling the Company or any of the Underwriters, and directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Securities, as such purchaser, from the several Underwriters. All of the obligations of the Underwriters hereunder are several and not joint.

         16. Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed entirely within the State of Texas. The parties agree that any action brought by any party against another party in connection with any rights or obligations arising out of this Agreement shall be instituted properly in a federal or state court of competent jurisdiction with venue only in the State District Court of Dallas, County, Texas or the United States District Court for the Northern District of Texas. A party to this Agreement named as a Defendant in any action brought in connection with this Agreement in any court outside of the above named designated county or district shall have the right to have the venue of said action changed to the above designated county or district or, if necessary, have the case dismissed, requiring the other party to re- file such action in an appropriate court in the above designated county or federal district.

         17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counter-parts shall together constitute but one and the same instrument.

         18. Entire Agreement. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

         19. Representative as Underwriter. In the event the Representative acts as the sole Underwriter in connection with the underwriting of the securities being offered pursuant to the Registration Statement, all references to the Representative in this Agreement shall be replaced by reference to the "Underwriters," and (i) any consents required to be obtained from the Representative shall be required to be obtained solely from the Underwriters; (ii) all compensation to be received by the Representative shall instead be received by the Underwriters; and (iii) the provisions of Section 9 of this Agreement shall not apply.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the several Underwriters in accordance with its terms.

                                           Very truly yours,

                                           PAWNMART, INC.



                                           BY:
                                              --------------------------------
                                              Carson R. Thompson, Chief
                                              Executive Officer

         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                           FIRST LONDON SECURITIES CORPORATION



                                           BY:
                                               -------------------------------
                                               Douglas R. Nichols, President

                                   SCHEDULE A
                         TO THE UNDERWRITING AGREEMENT



 UNDERWRITER                                                                                       SHARES
 -----------                                                                                       ------
 First London Securities Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .





 UNDERWRITER                                                                                       WARRANTS
 -----------                                                                                       --------
 First London Securities Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                   SCHEDULE B
                         TO THE UNDERWRITING AGREEMENT

                                LOCK-UP PERIODS

PawnMart, Inc.
301 Commerce Street, Suite 3600
Fort Worth, Texas 76102

First London Securities Corporation
2600 State Street
Dallas Texas 75204

Gentlemen:


         The undersigned understands that PawnMart, Inc., a Delaware corporation (the "Company"), has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission for the registration of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and redeemable common stock purchase warrants to be sold to the public in an underwritten public offering (the "Public Offering").

         In as much as the undersigned wishes to induce you to continue your efforts in connection with the Public Offering, the undersigned hereby agrees and represents to you that the undersigned will not, directly or indirectly, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner any interest in any shares of Common Stock or securities of the Company convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of the Common Stock of the Company owned of record or beneficially by the undersigned on the date hereof (collectively, the "Securities"), including pursuant to Rule 144 under the Securities Act of 1933, as amended, from the date hereof until one (1) year after the closing of the Public Offering.

         The undersigned acknowledges and agrees that the Company and the underwriters of the IPO are relying on the representation and agreement of the undersigned contained herein in filing the Registration Statement and in consummating the IPO.

                                                     Very truly yours,



                                                     By:
                                                        ----------------------
                                                     Name:
                                                     Date:
                                                          --------------------
                                                     No. of Securities held -